Exhibit 10.1

EXECUTION COPY

STOCKHOLDER AGREEMENT

THIS STOCKHOLDER AGREEMENT (this “Agreement”) is entered on June 30, 2006, among the direct and indirect holders signatory hereto (the “Stockholders”) of certain shares of common stock of AMERCO, a Nevada corporation (the “Company”) As used in this Agreement, the term “Shares” shall refer to all shares of common stock, $0.25 par value, of the Company held or acquired by each Stockholder at any time during the term of this Agreement, and of any other type, class, or series of voting stock of the Company which may be issued at any time by the Company and acquired by any Stockholder at any time during the term of this Agreement, including, but not limited to, any shares of any type, class, or series of voting stock of the Company into which Shares held pursuant to this Agreement may be and are converted, and shall also include all powers or rights to vote any shares of common or other voting stock of the Company that are owned or controlled, directly or indirectly, by a Stockholder individually, or as a fiduciary, partner, joint venturer, stockholder, or director of a holder of such shares, or otherwise.

WITNESSETH:

WHEREAS, the Stockholders desire to combine their voting power in order to further its interests; and

WHEREAS, the Stockholders believe that this Agreement will advance this goal by facilitating (1) corporate stability, (2) evaluation of strategies to maximize the value and liquidity of the Company’s securities, and (3) other matters of interest to the Stockholders;

NOW, THEREFORE, the Stockholders, for and in consideration of the mutual promises and covenants herein made, do hereby agree to and with each other as follows:

1. Duration. The term of this Agreement shall commence on the date first set forth above (the "Commencement Date”) and the restrictions and obligations described herein shall be effective and remain in force between the parties until July 1,2007, or until terminated as provided for herein, whichever occurs first. This Agreement shall automatically renew on July 1, of each successive year, unless a Stockholder provides written notice by June 1, to all other Stockholders of its intent to withdraw from the Agreement.

2. Voting the Shares; Limitations Thereon: Proxy. Unless otherwise provided for herein, in voting on all matters that may come before any meeting of the stockholders of the Company (a “Company Stockholders Meeting”) occurring during the term of this Agreement, the Shares shall be voted as one block in the manner and upon the conditions and restrictions set forth below:

A. Majority Voting. Except as otherwise specifically provided herein all voting with respect to the Shares shall be at the direction of “a majority in interest of the Stockholders” (defined below) in accordance with this Section 2. For purposes of this Agreement and unless otherwise provided for herein, with respect to any voting of the Shares requiring the direction or vote of a majority in interest of the Stockholders, each Stockholder (whether an individual or an entity) shall be entitled to one vote for each Share subject to this Agreement; provided, however, that if any Shares are entitled to more or less than one vote per Share in any matter to be voted on at a Company Stockholders Meeting, then for purposes of any vote taken hereunder with respect to such matter, such Shares shall have the same voting entitlement under this Agreement. For purposes of this Agreement, a “majority in interest of the Stockholders” shall mean Stockholders holding greater than fifty percent (50%) of all Shares that are actually voted pursuant to this Agreement at a Stockholders Meeting (defined below) or at any other meeting of the Stockholders hereunder in person or by proxy by the Stockholders, or if any such Shares are entitled to more or less than one vote per Share in any matter to be voted on at a Company Stockholders Meeting, then for purposes of any vote taken hereunder with respect to such matter, a “majority in interest of the Stockholders" shall mean Stockholders holding greater than fifty percent (50%) of the votes that are actually voted pursuant to this Agreement at a Stockholders Meeting in person or by proxy by the Stockholders. When so voting or directing the manner in which the Shares shall be voted, Stockholders may vote at a Stockholders Meeting or at any other meeting of the Stockholders hereunder by written proxy. Stockholders may also participate in and vote at a Stockholders Meeting or at any other meeting of the Stockholders hereunder by means of conference telephone or similar communications equipment whereby all Stockholders participating in such meeting can hear one another, and such participation shall constitute presence in person at any such meeting. In addition, any action that may be taken hereunder by a majority in interest of the Stockholders at a Stockholders Meeting or at any other meeting of the Stockholders hereunder may be taken without a meeting upon the express written consent of all Stockholders.

B. Stockholders Meeting. Prior to voting the Shares with respect to any resolution or election which comes before any Company Stockholders Meeting, a meeting of the Stockholders for the purpose of directing the manner in which the Shares shall be voted (a “Stockholders Meeting”) shall be held no earlier than forty-eight (48) hours after the receipt by each of the Stockholders of a Stockholder Meeting Notice (defined below) and no later than the day preceding a Company Stockholders Meeting. The Stockholders hereby appoint the Proxy referenced in Section 2.C hereof, and such Proxy accepts such appointment, as the Stockholder responsible for giving written notice of each Stockholders Meeting (“Stockholder Meeting Notice”) to all Stockholders within seven (7) days after such Proxy receives notice of a Company Stockholders Meeting, which Stockholder Meeting Notice shall include:

(i) The matters to be submitted to the vote of the stockholders of the Company and the date on which such matter is to be submitted to the vote of the stockholders of Company or a reference to a particular notice of a Company Stockholders Meeting otherwise sent by the Company to its stockholders and received by all Stockholders hereunder; and

(ii) The place (unless such meeting is to be held among all of the Stockholders participating solely by conference telephone or similar communications equipment), day, and hour of the Stockholders Meeting to direct the manner in which the Shares shall be voted. The place of any such meeting shall be selected by the Proxy referenced in Section 2.C hereof, provided, however, that such place shall be within Maricopa County, Arizona and, provided further, that an “absolute majority of the Stockholders” may agree that such meeting shall be held elsewhere. Any Stockholder who desires to participate in any such meeting by conference telephone or similar communications equipment must give written notice, which notice must be received by the Proxy referenced in Section 2.C hereof no later than twenty-four (24) hours prior to such meeting, stating such desire and a telephone number at which such Stockholder can be reached on the day and hour of such meeting. If the meeting is to be held solely by means of conference telephone or similar communications equipment, the Stockholders Meeting Notice shall also describe the procedure pursuant to which the meeting shall be held and the method by which each Stockholder may participate therein. The term “absolute majority of the Stockholders” shall mean for purposes of this Agreement the Stockholders holding greater than fifty percent (50%) of all Shares held by all Stockholders pursuant to this Agreement, or if any such Shares are entitled to more or less than one vote per Share in any matter to be voted on at a Company Stockholders Meeting, that for purposes of any vote taken hereunder with respect to such matter, upon the express written consent of the Stockholders holding greater than fifty percent (50%) of the votes held by all Stockholders pursuant to this Agreement.

The obligation of the Proxy referenced in Section 2.C hereof to give notice to all Stockholders under this Section 2.B may be delegated by such Proxy to any other person. The provisions of this Section 2.B shall not apply when action is taken on any matter to be voted on at a Company Stockholders Meeting by written consent in accordance with the third to last sentence of Section 2.A hereof.

C. Appointment of Proxy. In addition to and in order to carry out the provisions and intentions set forth in this Section 2, the Stockholders hereby constitute and appoint James P. Shoen, and James P. Shoen accepts such appointment, as the Stockholders’ true and lawful attorney and agent in their name, place and stead to vote the Shares as their proxy in accordance with the direction as to voting such Shares as provided for in this Agreement (in his capacity as proxy for the Stockholders, James P. Shoen shall hereinafter be referred to as “Proxy,” which term shall include any successor proxy designated or selected in accordance with Section 9 hereof). The proxy granted herein shall be irrevocable and coupled with an interest and shall continue in force until this Agreement is terminated. The Stockholders, and each of them, and Proxy shall execute on the date hereof the form of proxy attached hereto as Exhibit A and made a part hereof. Proxy agrees to promptly file a copy of the fully executed proxy with the Secretary of the Company for notification purposes. If the Stockholders fail, for whatever reason, to direct Proxy as to the manner in which the Shares are to be voted, then, Proxy shall exercise his best judgment in voting the Shares. Proxy shall not have any liability to any person for any acts taken in good faith and that do not constitute willful malfeasance.

D. Limitations. Notwithstanding any other provision of this Agreement, to the extent any Stockholder is prohibited by applicable law, rule, or regulation from allowing such Stockholder’s Shares to be voted in accordance with the provisions of this Section 2, the remaining Stockholders’ obligations and duties pursuant to this Section 2 shall not be affected or impaired in any manner.

3. Termination. This Agreement shall be effective on the Commencement Date and shall remain in full force and effect for the term set forth in Section 1 above; provided, however, that this Agreement may be terminated at any time upon

(i) the consent of Stockholders holding greater than 60% of all Shares held by all Stockholders pursuant to this Agreement.

4. Merger, Sale or Consolidation. In the event of a merger,sale or consolidation involving the Company and in which (a) the Company is not the surviving entity or (b) the Company becomes the subsidiary of another corporation, the termination date hereof shall be accelerated to the effective date of said consolidation, sale or merger unless Stockholders holding greater than 60% of all Shares held by all Stockholders pursuant to this Agreement elect or consent to continue this Agreement for its full term, substituting where appropriate the voting shares issued pursuant to said consolidation, sale or merger for the Shares.

5. Additional Shares. During the term of this Agreement, any and all additional shares of the common stock or other voting stock of the Company which may be acquired by or issued to the Stockholders in any transaction with any party shall be subject to the terms, restrictions, and conditions of this Agreement and shall be considered Shares for all purposes of this Agreement.

6. Additional Stockholders. From time to time after the execution of this Agreement by the Stockholders who are the initial parties to this Agreement, additional holders of certain shares of common stock or any other type of voting stock that may be issued by the Company may become parties to this Agreement subject to the terms hereof upon the consent of Stockholders holding greater than 60% of all Shares held by all stockholders pursuant to this Agreement and upon the execution of a counterpart signature page by each such holder

7. Stockholders Representations and Warranties. The Stockholders, and each of them, by signing this Agreement, or a counterpart hereof, represent and warrant:

(i) That they (A) are the legal and equitable owners of, (B) are the legal owners of and hold in trust for the equitable owners, or (C) otherwise have the legal right to enter into this Agreement on behalf of the legal and equitable owners of, the number of Shares listed beside their respective signatures;

(ii) That such Shares so listed constitute all of the Shares which they legally or beneficially own or control, directly or indirectly;

(iii) That they have the right and power to vote the number of Shares listed beside their respective signatures;

(iv) That they have the right and power to enter into this Agreement, and to perform the undertakings set forth herein; and

(v) Except as may be provided in the Company’s Articles of Incorporation or By-Laws, there are no prior binding agreements to which any of the Stockholders are a party or to which the Shares are subject that affect or restrict the voting rights of the Shares or the manner in which the Shares shall be voted and, to the extent any such purported agreement or agreements exist, have existed or are claimed to exist, they are hereby released, discharged, cancelled, terminated and rendered null and void, provided, however, that the Stockholders acknowledge and agree that the Stockholders may execute agreements solely between and with, or for the benefit of, other Stockholders which further restrict the voting or the transferability of the Shares, such additional restrictive agreements being subject to all of the terms and conditions of this Agreement

(vi) Stockholders shall have the right to pledge
shares as collateral on any transaction.

8. Compensation and Reimbursement. Proxy shall not be entitled to any compensation for his services as Proxy, but the Stockholders, jointly and severally, shall reimburse him and hold him harmless for any expenses (including attorneys’ fees) and disbursements reasonably incurred by Proxy in connection with any litigation that may arise in respect of this Agreement or in respect of the Company, to which Proxy is a party as a consequence of his acting as Proxy pursuant to this Agreement.

9. Removal and Replacement of Proxy. Proxy may be removed and replaced as Proxy for any reason by an affirmative vote of an absolute majority of the Stockholders (as defined in Section 2.A) at a meeting called by any Stockholder for the purpose of considering the replacement of Proxy. Such meeting shall require seven (7) days advance written notice to all Stockholders. If Proxy is removed, the Stockholders shall cause a written notice to that effect to be sent to the removed Proxy effective as of the date set forth in said notice. Upon the disability, removal, or resignation of Proxy or any successor Proxy, the vacancy shall be filled by appointment by an absolute majority of the Stockholders voting on such issue. Until the appointment of a new Proxy in accordance with this Section 9, Edward J. Shoen shall serve as interim Proxy hereunder. At any time that a proxy is removed or replaced hereunder and a new Proxy is appointed, including the interim Proxy contemplated in this Section 9, the Stockholders will execute a new proxy in substantially the form of Exhibit A hereto but with the name of the new or interim Proxy substituted for James P. Shoen each time such name appears in such proxy.

10. Knowing Covenants. The parties hereby represent to each other that the covenants and agreements provided for in this Agreement have been knowingly and voluntarily granted after thorough consultation with counsel as to the binding and irrevocable effect thereof. Based upon consultation with counsel, the parties hereby represent and warrant to each other that this Agreement is binding and enforceable in accordance with its terms.

11. Exhibits. All Exhibits attached to this Agreement are fully incorporated herein and are made part of this Agreement whether or not the Exhibits are executed by any or all of the parties.

12. Incorporation of Prefatory Language. The prefatory language made and stated hereinabove is hereby incorporated by reference into, and made a part of, this Agreement.

13. No Other Parties to Benefit. This Agreement is made for the sole benefit of the parties hereto and their successors and assigns. Except as expressly provided herein, no other person or entity is intended to or shall have any rights or benefits hereunder, whether as third party beneficiaries or otherwise.

14. Notice. All notices provided for herein shall be hand delivered or sent by Federal Express or other reputable overnight courier or by registered or certified mail, postage prepaid, addressed to all parties hereto at the address designated for each party in the signature pages hereto or at such other address as the party who is to receive such notice may designate in writing delivered to all other parties hereto. Notice shall be deemed received upon: (i) such hand delivery, (ii) one (1) day after the day such notice is delivered to Federal Express or other reputable overnight courier for next day delivery, or (iii) three (3) days after the deposit of same in a letter box or other means provided for the posting of mail, properly addressed in accordance with the first sentence of this Section 14 and with the proper amount of postage affixed thereto or other delivery charge paid or otherwise provided for. Actual receipt of notice shall not be required to effect notice hereunder. Each party shall promptly notify each other of any change of address.

15. Governing Law; Construction. The substantive laws of the State of Nevada shall govern the interpretation and enforcement of this Agreement. This Agreement is intended to express the mutual intent of the parties hereto, irrespective of the party preparing or causing the preparation of any document, and no rule of construction shall be applied against any party. Except as otherwise provided herein, this Agreement shall be binding upon and shall inure to the benefit of the parties, their heirs, successors, and assigns.

16. Modification and Waiver. No provision of this Agreement shall be amended, waived, or modified except by an instrument in writing signed by all of the parties hereto who have executed this Agreement or a counterpart hereof.

17. Materiality. All covenants, agreements, representations, and warranties made herein shall be deemed to be material and to have been relied on by the parties in entering into this Agreement and shall survive the execution and delivery of this Agreement.

18. Headings. All sections and descriptive headings of sections and subsections in this Agreement are inserted for convenience only and shall not affect the construction or interpretation hereof.

19. Integration. This Agreement constitutes and embodies the full and complete understanding and agreement of the parties hereto and supersedes all prior understandings, whether oral or written. No representation, promise, inducement, or statement of intention has been made by any party hereto which is not embodied in this Agreement, and no party hereto shall be bound by or liable for any alleged misrepresentation, promise, inducement, or statement of intention not so set forth.

20. Time of the Essence. Time is of the essence in all matters associated with this Agreement.

21. Assignability. Except upon a merger, sale or transfer of Shares in accordance with Section 4 hereof, no party shall assign this Agreement or any part hereof or rights hereunder without the prior written consent of a majority in interest of the Stockholders. Any assignment in violation of this paragraph shall be null and void and vest no rights in the purported assignee.

22. Meetings of Stockholders; Notice. Whenever this Agreement requires or allows the vote of Stockholders on any matter other than a matter to be voted on at a Company Stockholders Meeting, as described in Section 2.B, or as provided in Section 11 hereof in connection with the removal and replacement of Proxy, a meeting may be called by any Stockholder for the purpose of voting on such matter. Such meeting shall require seven (7) days advance written notice to all Stockholders. Action on any such matter may also be taken by written consent in accordance with the third to last sentence of Section 2.A hereof.

23. Indulgences Not Waivers. Neither the failure nor any delay on the part of any party to exercise any right, remedy, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power, or privilege preclude any other or further exercise of the same or of any other right, remedy, power, or privilege, nor shall any waiver of any right, remedy, power, or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power, or privilege with respect to any other occurrence.

24. Additional Instruments and Acts. The parties to this Agreement shall execute (with acknowledgment or in affidavit form, if required) any further or additional instruments, and shall perform any acts, which are or may become necessary to effectuate and carry out the purposes of this Agreement or as may be required by law.

25. Interpretation. In this Agreement the singular includes the plural, and the plural the singular; words importing any gender include the other genders; references to “writing” include printing, typing, lithography, and other means of reproducing words in a tangible visible form.

26. Enforcement; Attorneys’ Fees. Should any proceeding be commenced or dispute arise between the parties hereto concerning the terms of this Agreement, or the rights and duties of the parties hereto, the prevailing party in such proceeding or dispute shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for the prevailing party’s attorneys’ fees.

27. Remedies. In the event of a breach of this Agreement or any term hereof by any party hereto, each Stockholder shall have all rights and remedies available at law, in equity, or under the terms of this Agreement, including, without limitation, the right to seek injunctive relief and specific performance of any party’s obligations hereunder. All rights and remedies of the Stockholders shall be cumulative and the exercise of any right or remedy by any Stockholder shall not be deemed a waiver, relinquishment, or abandonment of any other right or remedy, and shall not affect or limit in any way the future assertion of the same, or any other right or remedy.

28. Authority. By execution of this Agreement, the signatories hereto represent and warrant their authority to act in the capacity represented. By execution of this Agreement each party represents and warrants its right, power, and authority to perform its obligations under this Agreement.

29. Counterparts; Effectiveness. This Agreement may be executed in several counterparts, and all so executed shall constitute one agreement, binding among the parties hereto who have executed a counterpart hereof.

30. Severability; Invalid Provision. To the extent that any provision of this Agreement is determined to be invalid, illegal, or otherwise unenforceable as to any Stockholder, such determination shall have no effect upon the remaining provisions of this Agreement or upon the duties and obligations of the other Stockholders. Further, in lieu of each such invalid, illegal, or unenforceable provision, a valid, legal, and enforceable provision as similar in terms to such invalid, illegal, or unenforceable provision shall be automatically added to this Agreement and this Agreement shall be deemed reformed so as to incorporate such substitute provision. Additionally, to the extent any Stockholder is an employee benefit plan subject to ERISA, or other laws, rules, or regulations render any Section (or any provision of any Section) invalid, illegal, or unenforceable, as to such Stockholder, such determination shall have no effect upon the remaining provisions of this Agreement or upon the duties or obligations of the other Stockholders.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the date set forth beside their signature.

Name & Sig.                 Date of
of Stockholders               Execution

Edward J. Shoen,                June 30,2006
an individual
and as Trustee of MVS 028 Trust
Suite 1100
2727 N. Central
Phoenix, AZ 85004

/s/Edward J. Shoen
Edward J. Shoen

Mark V. Shoen                 June 30,2006
an individual
and as Trustee of EJS 028 Trust
Suite 1100
2727 N. Central
Phoenix, AZ 85004

/s/Mark V. Shoen
Mark V. Shoen

James P. Shoen,                 June 30,2006
an individual
Suite 100
1325 Airmotive Way
Reno, NV 89502

/s/James P. Shoen
James P. Shoen

JPS Partners LTD               June 30, 2006
A Limited Partnership

/s/James P. Shoen
James P. Shoen
General Partner

Rosmarie T. Donovan, Trustee,

Shoen Irrevocable Trust, dated November 2, 1998, fbo Rose S.Shoen

/s/Rosmarie T. Donovan
Rosmarie T. Donovan, Trustee

Shoen Irrevocable Trust, dated November 2, 1998, fbo Sarah K.Shoen

/s/Rosmarie T. Donovan
Rosmarie T. Donovan, Trustee

Shoen Irrevocable Trust, dated November 2, 1998, fbo Ann M. Shoen

/s/Rosmarie T. Donovan
Rosmarie T. Donovan, Trustee

Shoen Irrevocable Trust, dated November 2, 1998, fbo Mary C.Shoen

/s/Rosmarie T. Donovan
Rosmarie T. Donovan, Trustee

Shoen Irrevocable Trust, dated November 2, 1998, fbo James P.Shoen II

/s/Rosmarie T. Donovan
Rosmarie T. Donovan, Trustee

Mark V. Shoen as President of
Blackwater Investments, Inc.

/s/Mark V. Shoen
Mark V. Shoen, President

Southwest Fiduciary, Inc.           June 30, 2006
an Arizona Corporation,
Trustee under that "C"
Irrevocable Trust
dated December 20, 1982
(Mark V. Shoen, Grantor)

By /s/Greg Dovico
Its President

Southwest Fiduciary, Inc.         June 30, 2006
an Arizona Corporation,
Trustee under that "C"
Irrevocable Trust
dated December 20, 1982
(James P. Shoen, Grantor)

By /s/Greg Dovico
Its President

Southwest Fiduciary, Inc.         June 30, 2006
an Arizona Corporation,
Trustee under that "C"
Irrevocable Trust
dated December 20, 1982
(Edward J. Shoen, Grantor)

By /s/Greg Dovico
Its President

Exhibit A
AMERCO

PROXY

(Including Power of Attorney)

The undersigned stockholder of AMERCO, a Nevada corporation, does hereby appoint James P. Shoen agent and proxy of the undersigned, with full power of substitution and with full power to act as true and lawful attorney in fact, to vote, in accordance with the terms and conditions of that certain Stockholder Agreement dated as of June 30, 2006 (the “Stockholder Agreement”), at any meeting of the stockholders of AMERCO and upon all business as may properly come before the meeting, in the name and place as proxy of the undersigned and with all the powers which the undersigned would possess if personally present, all of the stock of AMERCO standing in the name of the undersigned or which the undersigned would be entitled to vote if personally present. James P. Shoen may exercise the rights granted under this proxy either in person at any meeting of the stockholders of AMERCO or by signing a proxy on behalf of the undersigned. This proxy shall be valid and irrevocable until July 1, 2007 or until termination of the Stockholder Agreement in accordance with the terms thereof, whichever occurs first.

Dated: As of June 30, 2006

Name & Sig.                   Date of
of Stockholders               Execution

Edward J. Shoen,                 June 30,2006
an individual
and as Trustee of MVS 028 Trust
Suite 1100
2727 N. Central
Phoenix, AZ 85004

/s/Edward J. Shoen
Edward J. Shoen

Mark V. Shoen                     June 30,2006
an individual
and as Trustee of EJS 028 Trust
Suite 1100
2727 N. Central
Phoenix, AZ 85004

/s/Mark V. Shoen
Mark V. Shoen

James P. Shoen,                   June 30,2006
an individual
Suite 100
1325 Airmotive Way
Reno, NV 89502

/s/James P. Shoen
James P. Shoen

JPS Partners LTD                 June 30, 2006
A Limited Partnership

/s/James P. Shoen
James P. Shoen
General Partner

Rosmarie T. Donovan, Trustee,

Shoen Irrevocable Trust, dated November 2, 1998, fbo Rose S.Shoen

/s/Rosmarie T. Donovan
Rosmarie T. Donovan, Trustee

Shoen Irrevocable Trust, dated November 2, 1998, fbo Sarah K.Shoen

/s/Rosmarie T. Donovan
Rosmarie T. Donovan, Trustee

Shoen Irrevocable Trust, dated November 2, 1998, fbo Ann M. Shoen

/s/Rosmarie T. Donovan
Rosmarie T. Donovan, Trustee

Shoen Irrevocable Trust, dated November 2, 1998, fbo Mary C.Shoen

/s/Rosmarie T. Donovan
Rosmarie T. Donovan, Trustee

Shoen Irrevocable Trust, dated November 2, 1998, fbo James P.Shoen II

/s/Rosmarie T. Donovan
Rosmarie T. Donovan, Trustee

Mark V. Shoen as President of
Blackwater Investments, Inc.

/s/Mark V. Shoen
Mark V. Shoen, President

Southwest Fiduciary, Inc.             June 30, 2006
an Arizona Corporation,
Trustee under that "C"
Irrevocable Trust
dated December 20, 1982
(Mark V. Shoen, Grantor)

By/s/Greg Dovico
Its President

Southwest Fiduciary, Inc.            June 30, 2006
an Arizona Corporation,
Trustee under that "C"
Irrevocable Trust
dated December 20, 1982
(James P. Shoen, Grantor)

By/s/Greg Dovico
Its President

Southwest Fiduciary, Inc.             June 30, 2006
an Arizona Corporation,
Trustee under that "C"
Irrevocable Trust
dated December 20, 1982
(Edward J. Shoen, Grantor)

By /s/Greg Dovico
Its President